AMENDMENT AGREEMENT


     AGREEMENT made as of April 27, 1998, by and among THE RATTLESNAKE HOLDING COMPANY, INC., a Delaware Corporation and OTTOMANELLI BROTHERS WEST, LTD., OTTOMANELLI'S CAFE FRANCHISING CORP., 34TH ST. CAFE ASSOCIATES, INC., and GARDEN STATE CAFE CORP., NICOLO OTTOMANELLI and JOSEPH OTTOMANELLI (terms used but not defined in this Amendment Agreement have the meanings set forth in the 1997 Agreement as defined below.)

     WHEREAS, the parties hereto entered into a Reorganization and Stock Exchange Agreement, dated August 21, 1997 and into a Modification Agreement dated February 26, 1998 (such Agreements being referred to collectively as the "1997 Agreement").

     WHEREAS, the parties to the 1997 Agreement desire to further amend the 1997 Agreement.

     NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter set forth, it is agreed as follows:

     1. The Merger Consideration. Section 2(b)(iii) of the 1997 Agreement, entitled "Consideration Deliverable at Subsequent Date", is hereby deleted, and such consideration shall not be payable to the Shareholders.

     2. Escrow of Portion of Merger Consideration. Section 2(c) of the 1997 Agreement, entitled "Escrow of Portion of Merger Consideration" is hereby deleted, and none of the Merger Consideration shall be escrowed. Furthermore, Hollenberg Levin Solomon Ross Belsky & Daniels, LLP shall be relieved of all responsibility under an Escrow Agreement signed by it in anticipation of the implementation of such provision.

     3. Full Force and Effect. Except as modified hereunder, the 1997 Agreement shall continue in full force and effect in accordance with its terms.

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     IN WITNESS WHEREOF,  the undersigned have executed this Amendment Agreement as of the day and year first above written.

                                      THE RATTLESNAKE HOLDING COMPANY INC.



                                    By:/s/Stephan Stein
                                       -------------------------------
                                       Name: Stephan Stein
                                       Title:Secretary



                                       /s/Joseph Ottomanelli
                                       ------------------------------
                                       Joseph Ottomanelli, Individually



                                       /s/Nicolo Ottomanelli
                                       ------------------------------
                                       Nicolo Otomanelli, Individually


OTTOMANELLI BBROTHERS WEST, LTD.



By:  /s/Nicolo Ottomanelli
     --------------------------------
     Name:  Nicolo Ottomanelli
     Title: President


OTTOMANELLI'S CAFE FRANCHISING CORP.



By: /s/Nicolo Ottomanelli
    ----------------------------------
     Name:  Nicolo Ottomanelli
     Title: President


34TH ST. CAFE ASSOCIATES, INC.



By: /s/Nicolo Ottomanelli
    ----------------------------------
     Name:   Nicolo Ottomanelli
     Title:  President


GARDEN STATE CAFE CORP.



By: /s/Nicolo Ottomanelli
    ----------------------------------
     Name:   Nicolo Ottomanelli
     Title:  President